As filed with the Securities and Exchange Commission on November 30, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     November 30, 1999
                                                 ------------------------------


                        NIAGARA MOHAWK POWER CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       1-02987                                             15-0265555
--------------------------------------------------------------------------------
(Commission file Number)                      (IRS Employer Identification No.)

300 Erie Boulevard West, Syracuse, New York                  13202
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 474-1511
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 22, 1999, Niagara Mohawk Power Corporation (the "Company") entered into an underwriting agreement with Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Paine Webber Incorporated, Banc One Capital Markets, Inc. and Robert W. Baird & Co., Incorporated (the "Underwriters"), related to the issuance and sale by the Company of 3,000,000 shares of FixedAdjustable Rate Cumulative Preferred Stock, Series D ($50 Liquidation Preference), $25 par value (the "Stock") for a purchase price of $150,000,000. The issuance and sale of the stock was consummated on November 30, 1999, with the total proceeds to the Company being approximately $148,125,000. Expenses payable by the Company in connection with the offering of the stock are estimated at approximately $250,000. The Underwriters will reimburse the Company for all these expenses.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

          1.1 Underwriting Agreement, dated November 22, 1999, among Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Banc One Capital Markets, Inc. and Robert W. Baird & Co., Incorporated.

          3.1 Certificate of Amendment of the Certificate of Incorporation of Niagara Mohawk Power Corporation, dated November 29, 1999.

                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NIAGARA MOHAWK
                                         POWER CORPORATION



Dated:  November 30, 1999                By: /s/ Kapua A. Rice
                                             ----------------------------------
                                             Name:   Kapua A. Rice
                                             Title:  Secretary

                                INDEX TO EXHIBITS


EXHIBIT NO.        EXHIBIT
-----------        -------

    1.1 Underwriting Agreement, dated November 22, 1999, among Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Banc One Capital Markets, Inc. and Robert W. Baird & Co., Incorporated.

    3.1 Certificate of Amendment of the Certificate of Incorporation of Niagara Mohawk Power Corporation, dated November 29, 1999.